Exhibit 10.14

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS MARKED WITH A [******]

LETTER OF AWARD (TERM)

VISTEK PTE LTD	Date:	14 Jan 2025
39 WOODLANDS CLOSE, #08-11MEGA@WOODLANDS	File Ref:
SINGAPORE 737856	Tel:

Tenderer No.:

Dear Sirs,

CONTRACT NO.:

TERM CONTRACT FOR CABLE INSTALLATION & ROAD REINSTATEMENT FOR DISTRIBUTION BRANCHES (DISTRIBUTION NETWORK AND DISTRIBUTION & CUSTOMER PROJECTS) (“Project”)

1.	We, (the “company”), hereby accept your Final Tender dated 09th Jan 25 for, upon the Company’s issuance of Purchase/ Work Orders (if any), the supply of Goods/ Services/ IT Supplies/ performance of the Works (as applicable) as set out in Appendix 1.

2.	This Letter of Award shall constitute a legally binding and enforceable - between us.

3.	Please be reminded that pursuant to the as a condition precedent to your commencement of the supply of Goods I Services/ Deliverables/ performance of the Works (as applicable), you must:

(a)	provide us with a Security Deposit either in the form of cash or performance bond, for the value of within 30 calendar days from the date of the Letter of Award, and

(b)	furnish to us, not later than 30 calendar days from the date of the Letter of Award, the insurance policies .

4.	The Commencement Date of Works shall be notified by us to you in writing.

5.	Unless otherwise defined, all capitalized terms in this Letter of Award shall have the meaning given to them in the and .

6.	This Letter of Award is sent to you electronically. For the purposes of our records, please acknowledge receipt of this Letter of Award by acknowledging the email in issuance of this Letter of Award.

Yours faithfully

FOR AND ON BEHALF OF

CO. REGISTRATION NO.:

Appendix 1

CONTRACT NO.:

CONTRACT/ PROJECT DESCRIPTION: TERM CONTRACT FOR CABLE INSTALLATION & ROAD REINSTATEMENT FOR DISTRIBUTION BRANCHES (DISTRIBUTION NETWORK AND DISTRIBUTION & CUSTOMER PROJECTS)

Schedule of Rates

S/No.	Description of awarded scope	Estimated Contract Sum (S$)
1